SUBORDINATION AGREEMENT

                          (NationsBank of Texas, N.A. )

        This Subordination Agreement dated as of March 30, 1998 ("Agreement"), is made by ______________________________________ ("Subordinated Creditor"), and
CASTLE DENTAL CENTERS, INC., a Delaware corporation ("Debtor"), in favor of NATIONSBANK OF TEXAS, N.A. and the other banks under the Credit Agreement referred to below (collectively, "Senior Creditor").

                                  INTRODUCTION

        Reference is made to the Credit Agreement dated as of November 7, 1997 (as may be modified from time to time, the "Credit Agreement") among NationsBank of Texas, N.A., as agent, the Debtor and Senior Creditor. It is a condition precedent to the Senior Creditor's permitting the Debtor to incur the indebtedness represented by the Subordinated Note that the Subordinated Creditor enter into this Agreement. In consideration of the foregoing and for other good and valuable consideration, the Subordinated Creditor, the Debtor, and the Senior Creditor hereby agree as follows:

Section 1. DEFINITIONS.  The following terms shall have the following means

        "Event of Default" means any "Default" or "Event of Default" as defined in, and which may occur under the Credit Agreement.

        "Loan Documents" shall have the meaning specified by the Credit
Agreement.

        "Senior Debt" means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Debtor to Senior Creditor under the Credit Agreement, the Loan Documents, and any other instrument or agreement related thereto and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the documents and agreements creating the foregoing obligations.

        "Subordinated Debt" means all present and future indebtedness, liabilities, and obligations of any kind owed by the Debtor to the Subordinated Creditor, including debt obligations, equity obligations, and other contractual obligations requiring payments of any kind to be made to the Subordinated Creditor, whether such indebtedness, liabilities, and obligations are absolute or contingent, joint, several, or independent arising by operation of law or contract, created directly with the Subordinated Creditor or acquired by assignment, participation, or otherwise, or direct or indirect (including indebtedness, liabilities, obligations of the Debtor to the Subordinated Creditor as a result of either's membership in any partnership, syndicate, association, or other group, and whether

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incurred by the Debtor as principal, guarantor, surety, endorser, accommodation party, or otherwise. Subordinated Debt specifically includes the Subordinated Note.

        "Subordinated Note" means all subordinated promissory notes made by the Debtor and payable to the Subordinated Creditor pursuant to the terms of that certain Master Combination and Contribution Agreement dated as of January 30, 1998, by and among, Debtor, the Subordinated Creditor and the other parties thereto ("Contribution Agreement"), as the same may be increased, extended, rearranged, amended, supplemented, and otherwise modified from time to time in accordance with this Agreement.

Section 2. TERMS OF SUBORDINATION. Unless and until the Senior Debt shall have been irrevocably paid in full and the Senior Creditor shall have no commitment to extend further Senior Debt, the payment and performance of the Subordinated Debt is hereby made expressly subordinate and junior in right of payment and performance to the prior payment and performance of all obligations and liabilities under the Senior Debt to the extent and in the manner set forth in this Section 2.

        2.1    LIMITATION ON PAYMENTS.

               (a) Except as otherwise provided herein, no payment or prepayment of any sum on the Subordinated Debt, whether by acceleration or otherwise, shall be made, if at the time of such payment, prepayment, or immediately after giving effect thereto there shall exist a default in the payment or prepayment with respect to any of the Senior Debt, or immediately after giving effect thereto
(i) there shall exist a default in the payment or prepayment of the principal or interest with respect to any of the Senior Debt or (ii) there shall have occurred, or after giving effect to such payment there shall occur, an Event of Default (other than an Event of Default in the payment of prepayment of principal or interest with respect to any of the Senior Debt) permitting the Senior Creditor to accelerate the maturity thereof (with notice, lapse of time, or both) and such Event of Default shall not have been cured to the satisfaction of or waived by the Senior Creditor.

               (b) If at any time there shall occur an Event of Default, the Subordinated Creditor shall not be entitled to receive any payment on the Subordinated Debt before the earlier of (i) cure of the Event of Default to the satisfaction of, or waiver thereof by, the Senior Creditor or (ii) the irrevocable payment in full of the Senior Debt and the termination of all commitments to extend Senior Debt.

               (c) In the event that any Subordinated Debt is declared due and payable before their expressed maturity (including, without limitation, upon the exercise of CDC's Call Option (as defined in the Combination Agreement)) because of the occurrence of an event of default (under circumstances when the provisions of the foregoing paragraphs (a) or (b) are not applicable), the Senior Creditor shall be entitled to receive payment in full of all principal, interest, and other sums outstanding in connection with the Senior Debt before the Subordinated Creditor is entitled to receive any payment on account of such Subordinated Debt.

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               (d) Any payments received by the Subordinated Creditor in
violation of this Agreement shall be held by the Subordinated Creditor in trust for the benefit of the Senior Creditor and shall be immediately turned over to the Senior Creditor in the form received (together with any necessary endorsements) for application to the Senior Debt until all outstanding Senior Debt has been irrevocably paid in full.

        2.2 REMEDY BLOCKAGE. During certain periods specified below (each a "Remedy Blockage Period"), the holders of the Subordinated Debt will not have any of the following rights (a "Remedy Blockage"): (i) to demand, sue for or take from or on behalf of the Debtor, by set-off or in any other manner, any moneys which may then or thereafter be owing by the Debtor on the Subordinated Debt, (ii) to commence, or to join with any Person in commencing, any suit, action or proceeding against the Debtor (A) to enforce payment of or to collect all or any portion of the Subordinated Debt or (B) to commence judicial enforcement of any of the rights and remedies under the documents or instruments governing the Subordinated Debt or applicable law, (iii) to accelerate the principal of or interest on or any other amount under the Subordinated Debt, or
(iv) to commence, or to join with any Person in commencing, against Debtor or any of its property a bankruptcy, reorganization, insolvency, receivership or other similar proceeding (except that the holders of the Subordinated Debt may (1) charge interest at a default rate, (2) accelerate the Subordinated Debt after the Senior Debt is accelerated or otherwise take such actions in respect of the Subordinated Debt as are taken by the holders of the Senior Debt in respect of the Senior Debt after such actions are taken by the holders of the Senior Debt, (3) sue for specific performance, but not for damages or other sums of money, or obtain injunctive relief, in either case, in respect of the covenants of the Subordinated Debt which do not require, directly or indirectly, the payment by the Debtor of money, and (4) give notices and file law suits to prevent the running of the relevant statute of limitations, pursue rights in bankruptcy, reorganization, insolvency, receivership, or other similar proceedings, and otherwise protect legal rights)

        The Remedy Blockage Periods shall be as follows:

               (a) if there shall exist a default in the payment of any amounts owing under the Subordinated Debt (a "Payment Default"), the Remedy Blockage shall remain in effect for a Remedy Blockage Period ending 180 days after agent for the Senior Debt receives written notice from any holder of the Subordinated Debt (or any designed representative thereof) of the occurrence of the Payment Default, and

               (b) if there shall exist any default with respect to the Subordinated Debt other than a Payment Default, the Remedy Blockage Period shall remain in effect until such default is cured or waived or the Senior Debt is no longer outstanding; provided, however, that all Remedy Blockage Periods pursuant to this Section 2.2(b) shall terminate and no further such Remedy Blockage Periods shall commence upon the expiration of any Remedy Blockage Period which has expired pursuant to Section 2.2(a) hereof.

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        2.3 SUBORDINATION ON LIQUIDATION. Upon any receivership, insolvency proceeding, bankruptcy proceeding, assignment for the benefit of creditors, reorganization, arrangement with creditors, sale of assets for creditors, dissolution, liquidation, or marshalling of the assets of the Debtor (each, a "Bankruptcy Event"), all amounts due with respect to the Senior Debt shall be irrevocably paid in full before the Subordinated Creditor shall be entitled to collect or receive any payment with respect to the Subordinated Debt. Any payments received by the Subordinated Creditor in such proceedings shall be held by the Subordinated Creditor in trust for the benefit of the Senior Creditor and shall be immediately turned over to the Senior Creditor in the form received (together with any necessary endorsements) for application to the Senior Debt until all outstanding Senior Debt has been irrevocably paid in full.

        2.4 SUBORDINATION OF LIENS. The Subordinated Creditor will not create, assume, or suffer to exist any lien, security interest, or assignment of collateral securing the repayment of the Subordinated Debt. Any such judgment lien, and any other lien, security interest, or assignment existing in violation of the foregoing shall be fully subordinate to any lien, security interest, or assignment in favor of the Senior Creditor which secures any of the Senior Debt. At the request of the Senior Creditor, the Subordinated Creditor and the Debtor will take any and all steps necessary to fully effect the release of any such lien, security interest, assignment, or collateral.

        2.5 FURTHER ASSURANCES. The Subordinated Creditor and the Debtor agree to execute any and all other instruments reasonably requested by the Senior Creditor to further evidence the subordination of the Subordinated Debt to the Senior Debt as herein provided.

        2.6. SUBROGATION. After all Senior Debt is irrevocably paid in full and until the Subordinated Note is irrevocably paid in full, the Subordinated Creditor shall be subrogated to the rights of holders of the Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Subordinated Creditors have been applied to the payment of the Senior Debt. A distribution made under this Section 2, directly or indirectly, to holders of Senior Debt that otherwise would have been made to the Subordinated Creditors is not, as between the Debtor and the Subordinated Creditors, a payment by the Debtor on the Subordinated Note.

        2.7 RELATIVE RIGHTS. This Section 2 defines the relative rights of the Subordinated Creditors and the Senior Creditor. Nothing in this Agreement shall:

        (a) impair, as between the Debtor and the Subordinated Creditors, the obligation of the Debtor, which is absolute and unconditional, to pay all of the obligations under the Subordinated Note in accordance with its terms; or

        (b) affect the relative rights of the Subordinated Creditors and creditors of the Debtor other than their rights in relation to the Senior Creditor.

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        If the Debtor fails because of this Section 2 to pay any obligation under the Subordinated Note on the applicable due date thereof (within any applicable grace periods), such failure shall remain a default or event of default under the Subordinated Note.

Section 3. SUBORDINATION ABSOLUTE. This is an irrevocable agreement of subordination and the Senior Creditor may, without notice to any of the parties hereto and without impairing or releasing the obligations of the Debtor and the Subordinated Creditor hereunder, (a) create Senior Debt by extending credit under the Credit Agreement; (b) change the terms of or increase the amount of the Senior Debt by increasing, extending, rearranging, amending, supplementing, or otherwise modifying any of the Loan Documents or other instruments or agreements creating Senior Debt; (c) sell, exchange, release, or otherwise deal with any collateral securing any Senior Debt; (d) release anyone, including the Debtor or any guarantor, liable in any manner for the payment or collection of any Senior Debt; (e) exercise or refrain from exercising any rights against the Debtor or any other Person; and (f) apply any sums received by any Senior Creditor, from whatever source, to the payment of the Senior Debt.

Section 4. PROVISIONS REGARDING SUBORDINATED DEBT.

        4.1 There may be no increases, extensions, rearrangements, amendments, supplements, or other modifications to the Subordinated Note which increase the principal amount of, increase the interest rate payable on, or accelerate the scheduled principal and interest payments on the Subordinated Note without the prior written permission of the Senior Creditor.

        4.2 The Subordinated Creditor will cause all Subordinated Debt to be evidenced by a note, debenture, instrument, or other writing evidencing the Subordinated Debt and will inscribe a statement or legend thereon to the effect that such note, debenture, instrument, or other writing is subordinated to the Senior Debt in favor of the Senior Creditor in the manner and to the extent set forth in this Agreement.

        4.3 The Subordinated Creditor shall mark the books of Subordinated Creditor to show that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth in this Agreement and cause all financial statements of the Subordinated Creditor hereafter prepared for delivery to any person to make specific reference to the provisions of this Agreement.

        4.4 The Subordinated Creditor shall not assign or otherwise transfer to any other person any interest in the Subordinated Debt unless the Subordinated Creditor causes the assignee or other transferee to execute and deliver to the Senior Creditor a subordination agreement in substantially the form of this Agreement or otherwise acknowledges to the reasonable satisfaction of the Senior Creditor the subordination of the Subordinated Debt in accordance with this Agreement.

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Section 5. MISCELLANEOUS.

        5.1 The Debtor shall reimburse the Senior Creditor for all reasonable expenses of the Senior Creditor, including reasonable charges and disbursements of legal counsel for the Senior Creditor, in connection with the execution, amendment, modification, waiver, and interpretation of this Agreement, and the administration, preservation, and enforcement of any rights of the Senior Creditor under this Agreement. The Debtor shall indemnify the Senior Creditor against all claims, liabilities, damages, and expenses in connection with any litigation or proceeding relating to this Agreement, INCLUDING CLAIMS CAUSED BY THE SENIOR CREDITOR'S OWN NEGLIGENCE except as a result of the Senior Creditor's gross negligence or willful misconduct. The Senior Creditor is hereby authorized to setoff and apply any obligations owed by the Senior Creditor to the Debtor against any obligations of the Debtor under this Agreement. The provisions of this paragraph shall survive termination of this Agreement.

        5.2 This Agreement shall be governed by the laws of the State of Texas. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. The Senior Creditor's remedies under this Agreement shall be cumulative, and no delay in enforcing this Agreement shall act as a waiver of the Senior Creditor's rights hereunder. The provisions of this Agreement may be waived or amended only in a writing signed by all of the parties hereto. This Agreement shall bind the Subordinated Creditor and the Debtor and their successors and assigns and shall inure to the benefit of the Senior Creditor and its successors and assigns. This Agreement may be executed in multiple counterparts which together shall constitute one and the same agreement. Unless otherwise specified, all notices provided for in this Agreement shall be in writing, delivered to the following addresses:

If to the Subordinated Creditor:

               with a copy to:

        Barry H. Lawrence, Esq.
        Kaye, Scholer, Fierman, Hayes & Handler, L.L.P.
        1999 Avenue of the Stars, Suite 1600
        Los Angeles, California 90067
        Telephone No. (310) 788-1000
        Telecopier No. (310) 788-1200

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If to the Debtor:

        Castle Dental Centers, Inc.
        Attn: Jack H. Castle, Jr
        1360 Post Oak Boulevard
        Houston, Texas 77056
        Telephone: (713) 513-1401
        Telecopier: (713) 513-1400

If to the Senior Creditor:

        NationsBank of Texas, N.A.
        Attn: Margaret Barradas
        700 Louisiana, 7th Floor
        Houston, Texas 77002
        Telephone: 713-247-6056
        Telecopier: 713-247-7175

or to such other address as shall be designated by one party in writing to the other parties. Notice sent by telecopy shall be deemed to be given and received when receipt of such transmission is acknowledged, and delivered notice shall be deemed to be given and received when receipted for by, or actually received by, an authorized officer of the receiving party.

THIS WRITTEN AGREEMENT AND THE RELATED CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARITIES.


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        EXECUTED as of the date first above written.

                                            NATIONSBANK OF TEXAS, N.A.

                                            By:____________________________
                                            Margaret Barradas
                                            Senior Vice President

                                            CASTLE DENTAL CENTERS. INC.

                                            By:____________________________
                                            John M. Slack, Vice President and
                                            Chief Financial Officer

                                            _________________________________


                                            By:_____________________________
                                            Name____________________________
                                            Title:__________________________

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